SUB-ITEM 77Q1: Exhibits


Amended and Restated By-Laws*

*Incorporated by reference to the Registrant's Post-Effective Amendment
No. 23 to its Registration Statement filed with the Securities and Exchange Commission on February 24, 2003 (Securities Act File No. 33-12343:
Investment Company Act File No. 811-5039).